EXHIBIT q

                               POWER OF ATTORNEY

                               POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                   /s/ E. Virgil Conway
                                                    ---------------------------
                                                    E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                             /s/ Harry Dalzell-Payne
                                              ---------------------------------
                                              Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                               /s/ S. Leland Dill
                                                ---------------------------
                                                S. Leland Dill, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                 /s/ Francis E. Jeffries
                                                  ------------------------------
                                                  Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                /s/ Dr. Leroy Keith, Jr.
                                                 ------------------------------
                                                 Dr. Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                               /s/ Marilyn E. LaMarche
                                                -----------------------------
                                                Marilyn E. LaMarche, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                             /s/ Philip R. McLoughlin
                                              --------------------------------
                                              Philip R. McLoughlin, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                             /s/ Geraldine M. McNamara
                                              ------------------------------
                                              Geraldine M. McNamara, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.
         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                  /s/ Everett L. Morris
                                                   ---------------------------
                                                   Everett L. Morris, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                 /s/ James M. Oates
                                                  -----------------------------
                                                  James M. Oates, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                 /s/ Donald B. Romans
                                                  ------------------------------
                                                  Donald B. Romans, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                                   /s/ Richard E. Segerson
                                                    ----------------------------
                                                    Richard E. Segerson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.


         WITNESS my hand and seal on the date set forth below.


February 22, 2005                          /s/ Ferdinand L.J. Verdonck
                                           ---------------------------------
                                           Ferdinand L.J. Verdonck, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix Equity Series Fund
         Phoenix Equity Trust
         Phoenix-Goodwin California Tax Exempt Bond Fund
         Phoenix Institutional Mutual Funds
         Phoenix Investment Series Fund
         Phoenix Investment Trust 97
         Phoenix-Kayne Funds
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Series Trust
         Phoenix Partners Select Funds
         Phoenix Portfolios
         Phoenix-Seneca Funds
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund
         Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


February 22, 2005                               /s/ Lowell P. Weicker, Jr.
                                                -------------------------------
                                               Lowell P. Weicker, Jr., Trustee